EXHIBIT 10.1

FIRST AMENDMENT

FIRST AMENDMENT, dated as of April 4, 2017 (this "Amendment"), to the Loan Agreement, dated as of January 25, 2016 (as amended, restated or otherwise modified from time to time, the “Loan Agreement”), by and among Otelco Inc., a Delaware corporation (the "Parent" and, together with each Person (as defined therein) that executes a joinder agreement and becomes a "Borrower" thereunder, each a "Borrower" and collectively, the "Borrowers"), each subsidiary of the Parent listed as a "Guarantor" on the signature pages thereto (together with each other Person that executes a joinder agreement and becomes a "Guarantor" thereunder or otherwise guaranties all or any part of the Obligations (as defined therein), each a "Guarantor" and collectively, the "Guarantors"), the lenders from time to time party thereto (each a "Lender" and collectively, the "Lenders"), Cerberus Business Finance, LLC, a Delaware limited liability company ("Cerberus"), as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Collateral Agent"), and Cerberus, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Administrative Agent" and together with the Collateral Agent, each an "Agent" and collectively, the "Agents"). All terms used herein that are defined in the Loan Agreement and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

WHEREAS, the Borrowers, the Agents and the Lenders wish to amend certain terms and provisions of the Loan Agreement as hereinafter set forth.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

1.            Amendment to Loan Agreement. Section 7.02(g) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

"(g)          Capital Expenditures. Make or commit or agree to make, or permit any of its Subsidiaries to make or commit or agree to make, any Capital Expenditure (by purchase or Capitalized Lease) that would cause the aggregate amount of all Capital Expenditures made by the Loan Parties and their Subsidiaries to exceed (i) for Fiscal Year 2017, $8,500,000, (ii) for Fiscal Year 2018, $7,500,000 and (iii) for any Fiscal Year thereafter, $6,515,000.

2.            Representations and Warranties. Each Loan Party hereby jointly and severally represents and warrants to the Agents and the Lenders, as of the date hereof, as follows:

(a)          Representations and Warranties; No Event of Default. The representations and warranties contained herein, in Article VI of the Loan Agreement and in each other Loan Document, certificate or other writing delivered by or on behalf of any Loan Party pursuant to the Loan Agreement or any Loan Document on or prior to the First

Amendment Effective Date (as defined below) are true and correct on and as of such date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct on and as of such earlier date), and no Default or Event of Default has occurred and is continuing as of the First Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

(b)          Authorization, Etc. The execution and delivery of this Amendment by each Loan Party, and the performance of the Loan Agreement, as amended hereby, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene (A) any of its Governing Documents, (B) any applicable material Requirement of Law or (C) any material Contractual Obligation binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties, except, in the case of this subclause (iv), to the extent where such contravention, default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal could not reasonably be expected to have a Material Adverse Effect.

(c)          Enforceability of Amendment. This Amendment has been duly executed and delivered by such Loan Party and constitutes the legal, valid and binding obligations of each such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

3.            Conditions Precedent to Effectiveness. This Amendment shall become effective upon satisfaction in full, in a manner reasonably satisfactory to the Agents, or waived, of the following conditions precedent (the first date upon which all such conditions shall have been satisfied (or waived) being herein called the "First Amendment Effective Date"):

(a)          Payment of Fees, Etc. The Borrowers shall have paid on or before the date of this Amendment all fees, costs, expenses and taxes then payable pursuant to this Amendment or Section 12.04 of the Loan Agreement (including, without limitations, the First Amendment Fee referred to below).

(b)          Delivery of Documents. The Agents shall have received on or before the First Amendment Effective Date this Amendment, duly executed by the Loan Parties, each Agent and each Lender.

4.            First Amendment Fee. On the First Amendment Effective Date, the Borrowers shall pay to the Collateral Agent for the account of the Lenders that are signatory to the First Amendment, a non-refundable amendment fee (the "First

Amendment Fee") in the aggregate amount of $77,875.00 which shall be deemed fully earned when paid.

5.            Continued Effectiveness of the Loan Agreement and Other Loan Documents. Each Loan Party hereby (i) acknowledges and consents to this Amendment, (ii) confirms and agrees that the Loan Agreement and each other Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the First Amendment Effective Date all references in the Loan Agreement or any other Loan Document to "Loan Agreement", the "Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment, and (iii) confirms and agrees that to the extent that the Loan Agreement or any such other Loan Document purports to assign or pledge to the Collateral Agent for the benefit of the Agents and the Lenders, or to grant to the Collateral Agent for the benefit of the Agents and the Lenders a security interest in or Lien on, any Collateral as security for the Obligations or Guaranteed Obligations, as the case may be, of any Loan Party from time to time existing in respect of the Loan Agreement (as amended hereby) and the other Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects. This Amendment does not and shall not affect any of the obligations of any Loan Party, other than as expressly provided herein, including, without limitation, the Borrowers' obligation to repay the Loans in accordance with the terms of Loan Agreement, or the obligations of any other Loan Party under any Loan Document to which it is a party, all of which obligations shall remain in full force and effect. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agents or any Lender under the Loan Agreement or any other Loan Document, nor constitute a waiver of any provision of the Loan Agreement or any other Loan Document.

6.            Release by the Loan Parties.

(a)          Effective on the First Amendment Effective Date, each Loan Party, for itself and on behalf of its successors, assigns, and officers, directors, employees and agents, hereby waives, releases, remises and forever discharges each Agent, each Lender, each of their respective Affiliates, and each of their respective successors in title, past, present and future officers, directors, employees, limited partners, general partners, investors, attorneys, assigns, subsidiaries, shareholders, trustees, agents and other professionals (each a "Releasee" and, collectively, the "Releasees"), from any and all past, present and future claims, suits, liens, lawsuits, adverse consequences, amounts paid in settlement, debts, deficiencies, diminution in value, disbursements, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, whether based in equity, law, contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law (each a "Claim" and, collectively, the "Claims"), whether known or unknown, fixed or contingent, direct, indirect, or derivative, asserted or unasserted, matured or unmatured, foreseen or unforeseen, past or present, liquidated or unliquidated, suspected or unsuspected, which any Loan Party ever had from the beginning of the world, now has, or might hereafter have against any such Releasee, which Claims relate, directly or indirectly, to any act or omission by any Releasee that occurred on or prior to the date of this Amendment and relate, directly or indirectly, to the Loan Agreement, any other Loan Document, or any acts or omissions of any such Releasee that occurred on or prior to the date of this Amendment with respect to the Loan Agreement or any other Loan Document, or the lender-borrower relationship evidenced by the Loan Documents, except for the duties and obligations set forth in this Amendment and the duties and obligations set forth in the Loan Documents to be performed on or after the date of this Amendment, and agrees that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by such Person pursuant to this Section.

7.            Reaffirmation of Loan Parties. Each Loan Party hereby reaffirms its obligations under the Loan Agreement and each other Loan Document to which it is a party. Each Loan Party hereby further ratifies and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted by it, pursuant to and in connection with the Loan Agreement or any other Loan Document to the Agents, on behalf and for the benefit of the Agents and each Lender, as collateral security for the obligations under the Loan Agreement and the other Loan Documents in accordance with their respective terms, and acknowledges that all of such liens and security interests, and all collateral heretofore pledged by it as security for such obligations, continues to be and remain collateral for such obligations. Although each of the Guarantors has been informed of the matters set forth herein and has acknowledged and agreed to same, each of the Guarantors understands that the Agents and the Lenders shall have no obligation to inform the Guarantors of such matters in the future or to seek the Guarantors' acknowledgement or agreement to future amendments, waivers, or modifications, and nothing herein shall create such a duty.

8.            Miscellaneous.

(a)          This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart of this Amendment.

(b)          Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(c)          This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

(d)          This Amendment constitutes a "Loan Document" under the Loan Agreement.

(e)          Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(f)          The Borrowers will pay (or cause to be paid) promptly upon receipt of a reasonably detailed invoice therefor, all reasonable and documented out-of-pocket fees, costs and expenses of the Agents in connection with the preparation, execution and delivery of this Amendment in accordance with and pursuant to Section 12.04 of the Loan Agreement, including, without limitation, reasonable and documented fees, costs and expenses of Schulte Roth & Zabel LLP, counsel to the Agents.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWER:

OTELCO INC.

By:	/s/ Curtis L. Garner, Jr.
Curtis L. Garner, Jr.
Chief Financial Officer and Secretary

GUARANTORS:

OTELCO TELEPHONE LLC
HOPPER TELECOMMUNICATIONS LLC
BRINDLEE MOUNTAIN TELEPHONE LLC
BLOUNTSVILLE TELEPHONE LLC
MID-MAINE TELECOM LLC
MID-MAINE TELPLUS LLC
OTELCO MID-MISSOURI LLC
OTELCO TELECOMMUNICATIONS LLC I-LAND INTERNET SERVICES LLC
CRC COMMUNICATIONS LLC
GRANBY TELEPHONE LLC
SACO RIVER TELEPHONE LLC
PINE TREE TELEPHONE LLC
SHOREHAM TELEPHONE LLC

By:	/s/ Curtis L Garner, Jr.
Curtis L. Garner, Jr.
Chief Financial Officer and Secretary

COLLATERAL AGENT AND ADMINISTRATIVE AGENT:

CERBERUS BUSINESS FINANCE, LLC

By:	/s/ Eric Miller
Name: Eric Miller
Title: Executive Vice President

LENDERS:

CERBERUS ASRS FUNDING LLC

By:	/s/ Eric Miller
Name: Eric Miller
Title: Vice President

Cerberus ASRS Holdings LLC

By:	/s/ Eric Miller
Name: Eric Miller
Title: Vice President

Cerberus AUS Levered Holdings LP
By: CAL I GP Holdings LLC
Its: General Partner

By:	/s/ Eric Miller
Name: Eric Miller
Title: Senior Managing Director

CERBERUS AUS LEVERED II LP
By: CAL II GP, LLC
Its: General Partner

By:	/s/ Eric Miller
Name: Eric Miller
Title: Vice President

CERBERUS ICQ LEVERED LOAN OPPORTUNITIES FUND, L.P.
By: Cerberus ICQ Levered Opportunities GP, LLC
Its: General Partner

By:	/s/ Eric Miller
Name: Eric Miller
Title: Senior Managing Director

CERBERUS ICQ LEVERED LLC

By:	/s/ Eric Miller
Name: Eric Miller
Title: Vice President

CERBERUS ICQ OFFSHORE LEVERED LP
By: Cerberus ICQ Offshore GP LLC
Its: General Partner

By:	/s/ Eric Miller
Name: Eric Miller
Title: Senior Managing Director

CERBERUS ICQ OFFSHORE LOAN OPPORTUNITIES MASTER FUND, L.P.
By: Cerberus ICQ Offshore Levered GP, LLC
Its: General Partner

By:	/s/ Eric Miller
Name: Eric Miller
Title: Senior Managing Director

CERBERUS KRS LEVERED LOAN OPPORTUNITIES FUND, L.P.
By: Cerberus KRS Levered Opportunities GP, LLC
Its: General Partner

By:	/s/ Eric Miller
Name: Eric Miller
Title: Senior Managing Director

CERBERUS KRS LEVERED LLC

By:	/s/ Eric Miller
Name: Eric Miller
Title: Vice President

CERBERUS LEVERED LOAN OPPORTUNITIES FUND III, L.P.
By: Cerberus Levered Opportunities III GP, LLC
Its: General Partner

By:	/s/ Eric Miller
Name: Eric Miller
Title: Senior Managing Director

CERBERUS LOAN FUNDING XV L.P.
By: Cerberus ICQ GP, LLC
Its: General Partner

By:	/s/ Eric Miller
Name: Eric Miller
Title: Senior Managing Director

CERBERUS LOAN FUNDING XVI LP
By: Cerberus PSERS GP, LLC
Its: General Partner

By:	/s/ Eric Miller
Name: Eric Miller
Title: Senior Managing Director

CERBERUS N-1 FUNDING LLC

By:	/s/ Eric Miller
Name: Eric Miller
Title: Vice President

CERBERUS NJ CREDIT OPPORTUNITIES FUND, L.P.
By: Cerberus NJ Credit Opportunities GP, LLC
Its: General Partner

By:	/s/ Eric Miller
Name: Eric Miller
Title: Senior Managing Director

CERBERUS OFFSHORE LEVERED III LP
By: COL III GP Inc.
Its: General Partner

By:	/s/ Eric Miller
Name: Eric Miller
Title: Vice President

CERBERUS OFFSHORE LEVERED LOAN OPPORTUNITIES MASTER FUND III, L.P.
By: Cerberus Offshore Levered Opportunities III GP, LLC
Its: General Partner

By:	/s/ Eric Miller
Name: Eric Miller
Title: Senior Managing Director

CERBERUS ONSHORE LEVERED III LLC

By:	/s/ Eric Miller
Name: Eric Miller
Title: Vice President

Cerberus PSERS LEVEReD LOAN OPPORTUNITIES FUND, L.P.
By: Cerberus PSERS Levered Opportunities GP, LLC
Its: General Partner

By:	/s/ Eric Miller
Name: Eric Miller
Title: Senior Managing Director

CERBERUS SWC LEVERED II LLC

By:	/s/ Eric Miller
Name: Eric Miller
Title: Vice President

CERBERUS SWC LEVERED LOAN OPPORTUNITIES MASTER FUND, L.P.
By: Cerberus SWC Levered Opportunities GP, LLC
Its: General Partner

By:	/s/ Eric Miller
Name: Eric Miller
Title: Senior Managing Director